SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): June 6, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-76246	41-1808858
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (952) 857-7000

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.           Other Events.

                      On or about June 26, 2003, the Registrant expects to cause the issuance and sale of Home Equity Loan-Backed Notes, Series 2003-HS2 (the “Notes”), pursuant to an Indenture to be dated as of June 26, 2003, between Home Equity Loan Trust 2003-HS2, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

                     In connection with the expected sale of the Notes by Bear, Stearns & Co. Inc. (“Bear”) and Residential Funding Securities Corporation (“RFSC”, and together with Bear, the “Underwriters”), the Registrant has been advised that Bear has furnished to prospective investors certain collateral information (the “Collateral Term Sheets”) with respect to the mortgage loans underlying the proposed offering of the Notes, which Collateral Term Sheets are being filed electronically as exhibits to this report.

                     The Collateral Term Sheets have been provided by Bear. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

                     The Collateral Term Sheets were prepared by Bear at the request of certain prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

                     In addition, the actual characteristics and performance of the Mortgage Loans underlying the Notes (the “Mortgage Loans”) may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Notes. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Financial Statements Not Applicable. (b) Pro Forma Financial Information Not Applicable. (c) Exhibits:

Exhibit No. 1	Item 601(a) of Regulation S-K Exhibit No. 99	Description Collateral Term Sheets

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

By: /s/ Mark White Name: Mark White Title: Vice President

Dated: June 6, 2003

Exhibit Index

Exhibit Number 1	Item 601(a) of Regulation S-K Exhibit No. 99	Sequentially Numbered Description Collateral Term Sheets	Page 6

Exhibit 99.1

ATLANTA • BOSTON • CHICAGO DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO FRANKFURT • GENEVA • HONG KONG LONDON • PARIS • TOKYO	BEAR, STEARNS & CO. INC. ASSET-BACKED SECURITIES GROUP 383 Madison Avenue New York, N.Y. 10179 (212) 272-2000; (212) 272-7294 fax

New Issue Computational Materials

(Part II of II)

$653,250,000 (Approximate)

RFMSII Series 2003-HS2 Trust
Issuer

Residential Funding Mortgage Securities II, Inc.
Depositor

Residential Funding Corporation
Seller and Master Servicer

RFMSII Series 2003-HS2 Trust
Home Equity Loan-Backed Term Notes

June 6, 2003

The enclosed contains information relating to the Notes in Loan Group I.
Computational Materials regarding the Notes relating to Loan Group II will follow.

ATLANTA • BOSTON • CHICAGO DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO FRANKFURT • GENEVA • HONG KONG LONDON • PARIS • TOKYO	BEAR, STEARNS & CO. INC. ASSET-BACKED SECURITIES GROUP 383 Madison Avenue New York, N.Y. 10179 (212) 272-2000; (212) 272-7294 fax

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 6)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                           GROUP I MORTGAGE LOANS
                           ----------------------

                                                        Summary
                                                       Statistics     Minimum       Maximum
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Number of Loans                                             8,713
Aggregate Current Principal Balance                $321,462,512.19     $41.72   $309,233.22
Average Current Principal Balance                       $36,894.58
Aggregate Original Principal Balance               $326,358,097.49  $7,000.00   $310,000.00
Average Original Principal Balance                      $37,456.46
Weighted Average Gross Loan Rate                            7.92%       5.25%        14.60%
Weighted Average Original Term                                181          60           360
Weighted Average Remaining Term                               177          36           360
Weighted Average Combined LTV                              91.92%      10.00%       100.00%
Weighted Average FICO Score                                   724         619           839
Weighted Average Borrower DTI                              37.04%       0.00%        51.00%
Balloon Loans (% of Total)                                 55.25%
Weighted Average Junior Mortgage Ratio                     18.71%
Lien Position (1st/2nd)                              0.13%/99.87%
Geographic Distribution
                                      California           25.79%
                                           Texas           12.64%
                                        Virginia            6.70%
                                      Washington            6.34%
                                        Colorado            5.79%

--------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 7)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                                        Group I Credit Score Distribution
-----------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                       Current    Current               WA            Average
                                        Number       Principal    Principal       WA    LTV         Principal
  Credit Scores                       of Loans     Balance ($)     Balance      FICO      (%)     Balance ($)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  600 - 619                                  1          18,800        0.01       619    80.00          18,800

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  620 - 639                                109       3,080,777       0.96       630    86.40           28,264

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  640 - 659                                482      16,313,996        5.07       650    90.64          33,846

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  660 - 679                                847      31,145,642        9.69       670    92.22          36,772

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  680 - 699                              1,239      48,126,694       14.97       689    92.90          38,843

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  700 - 719                              1,282      48,490,009       15.08       709    92.59          37,824
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  720 - 739                              1,395      53,260,125       16.57       729    92.57          38,179
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  740 - 759                              1,331      48,199,019       14.99       750    91.59          36,213
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  760 - 779                                                          13.32       769    91.33
                                         1,186      42,834,012                                         36,116
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  780 - 799                                674      23,531,649        7.32       788    90.72          34,913
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  800 or Greater                           167       6,461,789        2.01       809    89.55          38,693
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
               TOTAL                     8,713     321,462,512      100.00       724    91.92          36,895
=================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 8)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                           Group I Mortgage Rates
------------------------------------------------------------------------------------------------------------------
  Mortgage Rate (%)                       Number       Current    % of            WA    WA
                                                                  Current                              Average
                                                     Principal    Principal             LTV          Principal
                                        of Loans   Balance ($)     Balance      FICO      (%)      Balance ($)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    5.001 -   5.500                        10          662,435        0.21       758    75.99           66,243
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    5.501 -   6.000                        72        3,421,874        1.06       741    83.21           47,526
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    6.001 -   6.500                       316       13,179,623        4.10       748    85.50           41,708
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    6.501 -   7.000                     1,340       50,028,027       15.56       742    86.95           37,334
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    7.001 -   7.500                     1,901       68,194,213       21.21       738    90.95           35,873
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    7.501 -   8.000                     2,093       78,597,868       24.45       729    93.21           37,553
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    8.001 -   8.500                     1,031       38,909,510       12.10       715    94.75           37,740
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    8.501 -   9.000                       703       27,327,659        8.50       703    95.52           38,873
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    9.001 -   9.500                       337       13,046,956        4.06       689    95.49           38,715
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    9.501 - 10.000                        282        9,642,478        3.00       680    95.89           34,193
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  10.001 - 10.500                         209        6,738,582        2.10       672    94.16           32,242
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  10.501 - 11.000                         116        3,498,795        1.09       673    95.34           30,162
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  11.001 - 11.500                          67        1,787,013        0.56       682    90.91           26,672
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  11.501 - 12.000                          73        2,033,994        0.63       684    93.90           27,863
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  12.001 - 12.500                          56        1,565,505        0.49       692    96.07           27,955
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  12.501 - 13.000                          58        1,497,516        0.47       681    94.74           25,819
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  13.001 - 13.500                          25          588,517        0.18       670    96.01           23,541
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  13.501 - 14.000                          15          548,505        0.17       681    96.94           36,567
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  14.001 - 14.500                           8          181,780        0.06       677    97.87           22,722
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  14.501 - 15.000                           1           11,664        0.01       666    86.00           11,664
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
               TOTAL                    8,713      321,462,512      100.00       724    91.92           36,895

==================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 9)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                                     Group I Original Principal Balance
------------------------------------------------------------------------------------------------------------------
  Original Principal                    Number         Current    % of         WA       WA
                                                                  Current                              Average
                                                     Principal    Principal             LTV          Principal
  Balance Amounts ($)                 of Loans     Balance ($)      Balance     FICO      (%)      Balance ($)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
         0.01 -   25,000.00              2,724      49,864,040        15.51      724    90.78           18,305

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
    25,000.01 -   50,000.00              4,292     151,884,158        47.25      722    92.74           35,388

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    50,000.01 -   75,000.00              1,235      74,461,177        23.16      724    92.44           60,292
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    75,000.01 - 100,000.00                 359      31,251,977         9.72      724    91.40           87,053
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  100,000.01 - 125,000.00                   52       5,903,413         1.84      730    89.46          113,527
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  125,000.01 - 150,000.00                   33       4,600,623         1.43      740    86.05          139,413
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  150,000.01 - 175,000.00                    7       1,159,983         0.36      745    76.66          165,712
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  175,000.01 - 200,000.00                    7       1,330,363         0.41      753    74.60          190,052
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  200,000.01 - 225,000.00                    1         199,153         0.06      708    95.00          199,153
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  225,000.01 - 250,000.00                    1         244,030         0.08      695    87.00          244,030
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  250,000.01 - 275,000.00                    1         254,354         0.08      693    85.00          254,354
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  300,000.01 - 325,000.00                    1         309,233         0.10      698    75.00          309,233
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
               TOTAL                     8,713     321,462,512       100.00      724    91.92           36,895
==================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 10)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                   Group I Original Loan-to-Value Ratios*
---------------------------------------------------------------------------------------------------------
  Original Loan-to-Value        Number          Current    % of        WA      WA             Average
                                                           Current
                                              Principal    Principal           LTV          Principal
  Ratio (%)                   Of Loans      Balance ($)     Balance    FICO       (%)     Balance ($)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

    0.01  -   10.00             2                51,366        0.02     687     10.00          25,683
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  10.01  -   20.00              2                88,854        0.04     686     17.23          44,427
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  20.01  -   30.00              9               270,719        0.08     723     28.26          30,080
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  30.01  -   40.00             16               833,298        0.26     745     36.99          52,081
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  40.01  -   50.00             27             1,248,349        0.39     730     45.99          46,235
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  50.01  -   60.00             58             2,852,280        0.89     722     56.29          49,177
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  60.01  -   70.00             121            5,160,580        1.61     728     66.51          42,649
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  70.01  -   75.00             99             4,897,528        1.52     726     73.51          49,470
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  75.01  -   80.00             239           10,434,489        3.25     721     78.72          43,659
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  80.01  -   85.00             502           14,963,381        4.65     726     83.71          29,808
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  85.01  -   90.00            2,639          85,903,270       26.72     726     89.32          32,551
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  90.01  -   95.00            2,809         107,762,526       33.52     727     94.53          38,363
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  95.01  - 100.00             2,190          86,995,871       27.06     718     99.47          39,724
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

           TOTAL              8,713         321,462,512      100.OO     724     91.92          36,895
=========================================================================================================
      *CLTV measure used for 2nd lien mortgages for purposes of computation.
------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 11)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                                           Group I Junior Mortgage Ratios
------------------------------------------------------------------------------------------------------------------
  Range                                Number           Current    % of           WA    WA             Average
                                                                   Current
                                                      Principal    Principal            LTV          Principal
                                     of Loans       Balance ($)     Balance     FICO      (%)      Balance ($)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

   0.01  -    5.00                       108         1,497,367        0.47      735    80.46           13,865
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

   5.01  -   10.00                       813        17,100,274        5.33      727    85.58           21,034
 ------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  10.01  -   15.00                      2,435        73,113,666       22.77      728    89.39           30,026
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  15.01  -   20.00                      3,810       149,742,902       46.64      726    95.24           39,303
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  20.01  -   25.00                        727        34,216,763       10.66      716    92.46           47,066
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  25.01  -   30.00                        343        18,004,177        5.61      708    91.37           52,490
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  30.01  -   40.00                        281        15,946,998        4.97      716    87.23           56,751
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  40.01  -   50.00                        112         6,478,479        2.02      728    84.78           57,844
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  50.01  -   60.00                         42         2,818,693        0.88      711    80.67           67,112
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  60.01  -   70.00                         18         1,430,916        0.45      739    80.63           79,495
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  70.01  -   80.00                          6           372,266        0.12      718    73.50           62,044
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  80.01  -   90.00                          1            31,011        0.01      733    75.00           31,011
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  90.01  - 100.00                           5           304,650        0.09      727    72.61           60,930
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                TOTAL                   8,701       321,058,161      100.00      724    91.96           36,899
==================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 12)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                                    Group I Original Term to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------
  Term (months)                          Number         Current    % of           WA    WA             Average
                                                                   Current
                                                      Principal    Principal            LTV          Principal
                                       Of Loans     Balance ($)     Balance     FICO      (%)      Balance ($)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
    1  -    96                               22         523.812        0.16      723    87.81           23,810

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
   97  -  120                               248       7,160,971        2.23      718    88.46           28,875

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  145  -  156                                 1          13,045        0.01      750    95.00           13,045
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  157  -  168                                 1          18,219        0.01      622    100.00          18,219
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  169  -  180                             8,202     303,463,921       94.40      724    91.99           36,999
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  181  -  288                               201       8,405,442        2.61      717    92.63           41,818
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  289  -  300                                30       1,641,033        0.51      702    91.19           54,701
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  301 and Over                                8         236,068        0.07      739    93.02           29,508
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                TOTAL                     8,713     321,462,512      100.00      724    91.92           36,895
==================================================================================================================

                                    Group I Remaining Term to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------
  Term (months)                          Number         Current    % of        WA       WA            Average
                                                                   Current
                                                      Principal    Principal            LTV         Principal
                                       of Loans     Balance ($)     Balance     FICO      (%)     Balance ($)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

    1  -    96                              154       3,082,710       0.96      687    90.17          20,018
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

   97  -  108                               129       3,191,025       0.99      690    90.96          24,737
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  109  -  120                               338       9,707,503        3.02      714    89.70          28,720
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  145  -  156                                 1          13,045        0.01      750    95.00          13,045
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  157  -  168                                 6         165,191        0.05      714    92.30          27,532
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  169  -  180                             7,847     295,041,988       91.78      725    92.01          37,599
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  181  -  288                               200       8,383,948        2.61      717    92.64          41,920
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  289  -  300                                30       1,641,033        0.51      702    91.19          54,701
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

  301 and Over                                8         236,068        0.07      739    93.02          29,508
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                TOTAL                  8,713        321,462,512      100.00      724    91.92          36,895
=================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 13)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                        Group I Year of Origination
------------------------------------------------------------------------------------------------------------------
  Origination Year                       Number         Current    % of        WA       WA             Average
                                                                   Current
                                                      Principal    Principal            LTV          Principal
                                       of Loans     Balance ($)     Balance     FICO      (%)      Balance ($)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  1995                                       73       1,452,775        0.45      677    91.84           19,901
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  1996                                      123       2,646,621        0.82      688    90.90           21,517
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  1997                                      160       4,293,289        1.34      699    91.59           26,833
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  2001                                        2          56,350        0.02      706    85.44           28,175
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  2002                                      563      20,827,974        6.48      726    90.58           36,995
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  2003                                    7,792     292,185,503       90.89      725    92.03           37,498
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                TOTAL                     8,713     321,462,512      100.00      724    91.92           36,895
==================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 14)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                       Group I Geographical Distribution of Mortgaged Properties
----------------------------------------------------------------------------------------------------------------
  State                                  Number         Current           % of   WA     WA           Average
                                                                       Current
                                                      Principal      Principal          LTV        Principal
                                       of Loans     Balance ($)        Balance   FICO    (%)     Balance ($)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  California                              1,886      82,914,126       25.79      724    90.11         43,963
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Texas                                   1,260      40,632,899         12.64    738    91.16         32,248
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Virginia                                  517      21,542,223          6.70    725    91.70         41,668
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Washington                                553      20,384,696          6.34    724    94.45         36,862
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Colorado                                  514      18,600,589          5.79    725    92.75         36,188
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Maryland                                  401      15,686,253          4.88    726    91.25         39,118
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Oregon                                    330      10,421,518          3.24    728    94.10         31,580
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Florida                                   289       9,877,408          3.07    710    92.24         34,178
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Arizona                                   257       8,321,989          2.59    723    93.47         32,381
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  New Jersey                                178       7,510,690          2.34    723    87.91         42,195
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Minnesota                                 189       6,746,230          2.10    723    93.11         35,694
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Illinois                                  162       5,714,670          1.78    716    92.78         35,276
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Michigan                                  154       5,374,206          1.67    719    94.61         34,897
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Utah                                      167       5,086,935          1.58    718    94.01         30,461
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Nevada                                    140       4,822,719          1.50    728    93.03         34,448
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Georgia                                   150       4,761,024          1.48    726    95.61         31,740
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Wisconsin                                 134       4,581,136          1.43    715    95.73         34,188
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Massachusetts                              91       4,330,312          1.35    728    89.01         47,586
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Pennsylvania                              134       4,326,644          1.35    724    92.74         32,288
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Ohio                                      132       4,187,018          1.30    701    95.71         31,720
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Indiana                                   138       3,572,125          1.11    706    95.61         25,885
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Missouri                                  107       3,459,633          1.08    713    96.05         32,333
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  New York                                   75       3,393,607          1.06    726    89.39         45,248
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Idaho                                      79       2,405,192          0.75    716    96.46         30,445
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Connecticut                                52       2,087,974          0.65    715    86.47         40,153
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  North Carolina                             61       1,768,250          0.55    714    93.67         28,988
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Kansas                                     47       1,658,532          0.52    718    95.33         35,288
----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 15)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                      Group I Geographical Distribution of Mortgaged Properties (Cont'd)
----------------------------------------------------------------------------------------------------------------
  State                                  Number         Current           % of   WA     WA           Average
                                                                       Current
                                                      Principal      Principal          LTV        Principal
                                       of Loans     Balance ($)        Balance   FICO    (%)     Balance ($)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  New Mexico                                 53       1,631,871          0.51    734    93.22         30,790
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  District of Columbia                       33       1,627,422          0.51    720    92.23         49,316
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Iowa                                       55       1,611,758          0.50    718    94.41         29,305
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Alabama                                    50       1,504,350          0.47    713    95.28         30,087
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Kentucky                                   37       1,178,693          0.37    702    94.33         31,857
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Nebraska                                   34       1,062,277          0.33    709    92.05         31,243
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Tennessee                                  26       1,041,489          0.32    704    91.76         40,057
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Delaware                                   26         952,254          0.30    720    89.75         36,625
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Oklahoma                                   27         917,634          0.29    713    91.48         33,986
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Hawaii                                     23         859,738          0.27    710    90.97         37,380
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Montana                                    28         836,804          0.26    732    94.03         29,886
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Louisiana                                  22         724,315          0.23    698    90.73         32,923
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Rhode Island                               15         559,153          0.17    713    88.48         37,277
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  New Hampshire                              14         503,829          0.16    692    84.91         35,988
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Wyoming                                    14         376,459          0.12    703    94.02         26,890
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  South Dakota                               13         334,814          0.10    728    96.68         25,755
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Mississippi                                 7         317,564          0.10    713    96.81         45,366
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Vermont                                     6         301,571          0.09    706    88.97         50,262
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  West Virginia                               9         271,184          0.08    695    88.34         30,132
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  South Carolina                              9         245,769          0.08    730    97.05         27,308
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Alaska                                      5         167,007          0.05    689    84.57         33,401
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Arkansas                                    5         121,661          0.04    702    89.46         24,332
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  Maine                                       3          92,807          0.03    728    90.98         30,936
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

  North Dakota                                2          53,490          0.02    716    100.00        26,745
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

 TOTAL                                    8,713     321,462,512         100.00   724    91.92         36,895
================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 16)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                                                   Group I Property Type
------------------------------------------------------------------------------------------------------------------
  Property Type                          Number         Current    % of        WA       WA             Average
                                                                   Current
                                                      Principal    Principal            LTV          Principal
                                       of Loans     Balance ($)     Balance     FICO      (%)      Balance ($)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Single Family Residence                 5,686     210,827,504      65.58%      721    91.78           37,078
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  PUD Detached                            2,086      78,186,329      24.32%      730    91.92           37,481
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  PUD Attached                              260       8,783,000       2.73%      733    93.49           33,781
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Condominium                               534      18,214,430       5.67%      726    93.24           34,109
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Multifamily (2-4 Units)                    70       2,646,513       0.82%      730    88.75           37,807
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Townhouse Attached                         62       2,385,461       0.74%      726    92.77           38,475
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Townhouse Detached                          7         272,783       0.08%      708    84.09           38,969
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Manufactured Housing                        8         146,491       0.05%      713    89.45           18,311
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                TOTAL                     8,713     321,462,512      100.00      724    91.92           36,895
==================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 17)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                       Group I Mortgage Loan Purpose
------------------------------------------------------------------------------------------------------------------
  Loan Purpose                           Number         Current    % of        WA       WA             Average
                                                                   Current
                                                      Principal    Principal            LTV          Principal
                                       of Loans     Balance ($)     Balance     FICO      (%)      Balance ($)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Purchase Money                          3,677     140,753,998       43.79      737    93.66           38,280
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Debt Consolidation                      1,777      70,468,580       21.92      705    91.79           39,656
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Rate/Term Refinance                     1,794      58,971,503       18.34      722    89.52           32,872
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Cash                                    1,064      38,718,927       12.04      718    90.23           36,390
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Other                                     236       6,221,293        1.94      708    89.32           26,361
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Home Imp/Debt Consol                      110       4,199,694        1.31      717    90.01           38,179
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Home Improvement                           46       1,776,613        0.55      721    90.45           38,622
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Convenience                                 9         351,905        0.11      732    89.35           39,101
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                TOTAL                     8,713     321,462,512      100.00      724    91.92           36,895
==================================================================================================================

                                                Group I Lien Position
------------------------------------------------------------------------------------------------------------------
  Position                               Number         Current    % of        WA       WA             Average
                                                                   Current
                                                      Principal    Principal            LTV          Principal
                                       of Loans     Balance ($)     Balance     FICO      (%)      Balance ($)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  First Lien                                 12         404,352        0.13      713    62.03           33,696
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Second Lien                             8,701     321,058,161       99.87      724    91.96           36,899
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                TOTAL                     8,713     321,462,512      100.00      724    91.92           36,895
==================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 18)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                                                Group I Debt-to-Income
------------------------------------------------------------------------------------------------------------------
  Range                                  Number         Current    % of        WA       WA             Average
                                                                   Current
                                                      Principal    Principal            LTV          Principal
                                       of Loans     Balance ($)     Balance     FICO      (%)      Balance ($)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

    0.00                                     11         169,035        0.05      686    96.32           15,367
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

   0.01  -   5.00                             2          91,289        0.03      763    90.50           45,645
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

   5.01  - 10.00                             12         498,584        0.16      739    89.03           41,549
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  10.01  - 15.00                             62       2,028,820        0.63      745    86.93           32,723
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  15.01  - 20.00                            220       6,512,238        2.03      747    90.10           29,601
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  20.01  - 25.00                            548      18,526,900        5.76      737    90.03           33,808
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  25.01  - 30.00                          1,095      38,646,290       12.02      733    91.10           35,293
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  30.01  - 35.00                          1,617      57,706,931       17.95      726    92.28           35,688
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  35.01  - 40.00                          1,983      73,313,066       22.81      722    92.40           36,971
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  40.01  - 45.00                          2,259      89,096,442       27.72      716    92.34           39,441
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  45.01  - 50.00                            887      34,218,021       10.64      719    91.85           38,577
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  50.01  - 55.00                             17         654,896        0.20      737    90.29           38,523
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                TOTAL                     8,713     321,462,512      100.00      724    91.92           36,895
==================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
RFMSII Series 2003-HS2 Trust
Computational Materials: Preliminary Term Sheet (Page 19)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                                        Group I Residual Income Balance
------------------------------------------------------------------------------------------------------------------
  Residual Income Balance ($)            Number         Current    % of        WA       WA             Average
                                                                   Current
                                                      Principal    Principal            LTV          Principal
                                       of Loans     Balance ($)     Balance     FICO      (%)      Balance ($)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Less than 1,500.00                        175       3,617,419        1.13      709    89.37           20,671
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  1,500.00  -  1,999.00                     407      10,167,773        3.16      718    94.06           24,982
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  1,999.01  -  2,999.00                   1,486      41,838,397       13.02      717    93.57           28,155
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  2,999.01  -  3,999.00                   1,784      57,728,720       17.96      722    92.73           32,359
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  3,999.01  -  4,999.00                   1,551      57,013,524       17.74      723    92.57           36,759
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  4,999.01  -  5,999.00                   1,093      44,453,306       13.83      725    92.46           40,671
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

  Greater than 5,999.00                   2,217     106,643,373       33.17      729    90.15           48,103
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

              TOTAL                       8,713     321,462,512      100.00      724    91.92           36,895
==================================================================================================================

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.